United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

December 28, 2020

Date of Report (Date of earliest event reported)

Tottenham Acquisition I Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38614	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 902, Lucky Building 39-41 Wellington Street Central, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3998 4852

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $.0001 per share, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	TOTAU	NASDAQ Capital Market
Ordinary Shares	TOTA	NASDAQ Capital Market
Warrants	TOTAW	NASDAQ Capital Market
Rights	TOTAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2020, Tottenham Acquisition I Limited (the “Company” or “Tottenham”), Chelsea Worldwide Inc., a wholly owned subsidiary of Tottenham (“PubCo”), and Clene Nanomedicine, Inc., a Delaware corporation (“Clene”), entered into subscription agreements (each, a “PIPE Agreement”) with 47 investors pursuant to which the investors agreed to purchase 2,254,500 shares of the PubCo’s common stock (“PIPE Shares”), in a private placement at a purchase price of $10.00 per share. The closing will take place immediately prior to the closing of the business combination with Clene (“Business Combination”),

Pursuant to the PIPE Agreements, investors will also receive a warrant to purchase one-half of one share of PubCo’s common stock for each of the PIPE Shares, totaling 1,127,250 shares, at an exercise price of $0.01 per share, subject to a 180-day holding period. The purpose of this private placement is to fund the Business Combination and related transactions and for general corporate purposes of the surviving entity. The obligations to consummate the private placement are conditioned upon, among other things, customary closing conditions and the consummation of the Business Combination.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The PIPE Shares potentially issuable pursuant to the PIPE Agreement will, if issued, be issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D and Regulation S thereunder.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 30, 2020, Tottenham held its extraordinary general meeting of shareholders (the “Meeting”). On December 4, 2020, the record date for the Meeting, there were 3,456,423 Tottenham ordinary shares entitled to be voted at the Meeting, 92.32% of which were represented in person or by proxy and constituted a quorum from the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of Tottenham, which was filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2020 (the “Proxy Statement”). A summary of the voting results at the Meeting is set forth below:

The shareholders approved the Reincorporation Merger Proposal, each of the Charter Proposals, the Acquisition Merger Proposal, the Incentive Plan Proposal, and the ESPP Proposal (each as defined in the Proxy Statement).

The voting results for each proposal were as follows:

1.	The Reincorporation Merger Proposal – To approve the merger of Tottenham with and into PubCo, with PubCo surviving the merger. The merger will change Tottenham’s place of incorporation from British Virgin Islands to Delaware and is referred herein as the Reincorporation Merger. The Reincorporation Merger will be effected simultaneously with the Acquisition Merger (as defined below).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,190,836	0	0	0

2.	Charter Proposal or Proposal 2 - To authorize PubCo to issue 101,000,000 shares, consisting of 1,000,000 shares of Preferred Stock and 100,000,000 shares of common stock.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,190,636	0	200	0

3.	Charter Proposal or Proposal 3 - To require an affirmative vote of at least 66 2/3% of the total voting power of the then-outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, in order to amend, alter, repeal or rescind certain provisions of the Certificate of Incorporation regarding amendment of the bylaws, structure of the board of directors, eliminating written consents of stockholders and calling meetings of the stockholders, limiting liability and providing indemnification of directors, corporate opportunities, severability of the provisions of the Certificate of Incorporation and amendment of the foregoing provisions.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,913	131,903	20	0

4.	Charter Proposal or Proposal 4 - To require an affirmative vote of either a majority of the board of directors or at least a majority of the total voting power of all the then-outstanding shares of common stock entitled to vote generally in the election of directors, voting together as a single class; to amend the bylaws; provided that an affirmative vote of at least 66 2/3% of the total voting power of all the then-outstanding shares of common stock entitled to vote generally in the election of directors, voting together as a single class, in order for the stockholders to alter, amend, repeal or rescind, in whole or in part, any provision of Article I, Article II or Article IV of PubCo’s bylaws, regarding rights and actions of stockholders, rights and procedures of the board of directors, and indemnification rights and processes, or to adopt any provision inconsistent therewith.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,908	131,908	20	0

5.	Charter Proposal or Proposal 5 - To approve that PubCo’s board of directors to be divided into three classes with only one class of directors being elected in each year and each class serving a three-year term.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,933	131,903	0	0

6.	Charter Proposal or Proposal 6 - To approve (i) the election of director by the affirmative vote of at least a plurality of the total voting power of all the then-outstanding shares of stock of PubCo entitled to vote generally in the election of directors (other than those directors elected by the holders of any series of Preferred Stock, who shall be elected pursuant to the terms of such Preferred Stock); and (ii) the filling of newly-created directorships or any vacancy on the board of directors by a majority vote of the remaining directors then in office, even if less than a quorum, by the sole remaining director.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,913	131,903	20	0

7.	Charter Proposal or Proposal 7 - To approve the removal of directors with cause by the affirmative vote of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of PubCo entitled to vote generally in the election of directors, voting together as a single class (other than those directors elected by the holders of any series of Preferred Stock, who shall be removed pursuant to the terms of such Preferred Stock).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,908	131,908	20	0

8.	Charter Proposal or Proposal 8 - To approve that special meetings of the stockholders of PubCo may be called only by or at the direction of the board of directors of PubCo, the chairman of the board of directors of PubCo, or the chief executive officer of PubCo.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,918	131,918	0	0

9.	Charter Proposal or Proposal 9 - To approve that actions of stockholders must be taken at a duly called annual or special meeting of stockholders and may not be effected by written consent unless such action is recommended or approved by all members of the board of directors then in office.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,918	131,908	10	0

10.	Charter Proposal or Proposal 10 - To elect not to be governed by Section 203 of the General Corporation Law of the State of Delaware (the “DGCL”) and, instead, to approve that as long as PubCo’s common stock is registered under Section 12(b) or 12(g) of the Exchange Act, PubCo is prohibited from engaging in any business combination (as defined in PubCo’s Certificate of Incorporation) with any interested stockholder (as defined in PubCo’s Certificate of Incorporation) for a period of three years following the time that such stockholder becomes an interested stockholder unless certain requirements are met.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,913	131,903	20	0

11.	Charter Proposal or Proposal 11 - To waive corporate opportunities for the non-employee directors of PubCo.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,923	131,903	10	0

12.	Charter Proposal or Proposal 12 - To approve that the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, another state or federal court located within the State of Delaware, shall be the exclusive forum for certain actions and claims and that for claims made under the Exchange Act and, to the fullest extent permitted by law, claims made under the Securities Act of 1933, as amended, the claim must be brought in federal district court.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,933	131,903	0	0

13.	Charter Proposal or Proposal 13 - To eliminate various provisions applicable only to blank check companies.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,190,816	0	20	0

14.	The Acquisition Merger Proposal – To approve the authorization for PubCo’s board of directors to complete the merger of Creative Worldwide Inc. or Merger Sub into Clene, resulting Clene becoming a wholly owned subsidiary of PubCo.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,190,836	0	0	0

15.	The Incentive Plan Proposal - To approve PubCo’s 2020 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,058,913	131,903	20	0

16.	The ESPP Proposal - To approve PubCo’s 2020 Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,190,826	0	10	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Subscription Agreement (incorporated by reference to Exhibit 10.12 filed on December 14, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2020

TOTTENHAM ACQUISITION I LIMITED

By:	/s/ Jason Ma
Name:	Jason Ma
Title:	Chief Executive Officer

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